Weighted-Average Shares Used In Computing Earnings Per Share (Schedule Of Weighted-Average Shares Used In Computing Earnings Per Share) (Details) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Earnings Per Share [Abstract]
Weighted-average shares - basic:	89.1	92.2	93.1
Plus dilutive impact of stock options and stock awards	0.7	2.1	2.9
Weighted-average shares - diluted:	89.8	94.3	96.0